SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary proxy statement.

|_|   Definitive proxy statement.

|_|   Definitive additional materials.

|_|   Soliciting material under Rule 14a-12.

|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                           THE NEW GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

THE NEW GERMANY FUND, INC.

                                                                    [o], 2006

Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. to be held at [o], New York time, on [o], 2006 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. As you may be aware, a group of hedge funds that are dissident stockholders of the Fund have announced their intention to solicit proxies against the nominees of your Board of Directors and in support of proposals that are strongly opposed by the Board and the Fund.

      Please do not sign any proxy card sent to you by or on behalf of the dissident hedge fund group led by Phillip Goldstein and his hedge fund, Opportunity Partners L.P. (now calling themselves "Bulldog Investors"), Karpus Investment Management and Laxey Partners Limited. These hedge funds are now using the misleading name, "The Coalition For Shareholder Democracy." Please be assured that your Board of Directors, which manages the Fund for the benefit of all stockholders, is the real advocate for shareholder democracy. Your Board of Directors will continue to act in the best interest of all Fund stockholders.

      Your vote is important regardless of the number of shares you own. We urge you to complete, sign, date and mail the enclosed White Proxy Card as soon as possible, even if you currently plan to attend the Meeting. If you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely,

[add signature block]

John Millette
Secretary

                           THE NEW GERMANY FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    [o], 2006
--------------------------------------------------------------------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at [o], New York time, on [o], 2006 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154 for the following purposes:

      1. To elect three (3) Directors, each to serve for a term of three years and until their successors are elected and qualify.

      2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2006.

      3.    To act upon, if properly presented, three stockholder proposals.

      4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      Only holders of record of Common Stock at the close of business on [o], 2006 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

      This Meeting is extremely important in light of the announcement by dissident stockholder Opportunity Partners, L.P. ("Opportunity Partners"), which is a hedge fund controlled by Mr. Phillip Goldstein (and which now may go by the name "Bulldog Investors"), of its intention to solicit proxies against the nominees of your Board of Directors (the "Board"). Opportunity Partners and its allies - other hedge funds pursuing their short-term interests - have also made known their intention to support three stockholder proposals that are strongly opposed by the Board.

      Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees (proposal 1) and against the dissident stockholder proposals (proposals 3, 4 and 5) by promptly completing, signing, dating and returning the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by Opportunity Partners and the other hedge fund dissidents, even to vote against their nominees. If you have previously returned any proxy card sent to you by Opportunity Partners, you may change any vote you may have cast in favor of Opportunity Partners' nominees, and vote instead for the election of the Board's nominees and against the dissident stockholder proposals by completing, signing and returning the enclosed White Proxy Card in the accompanying envelope. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year unless you complete, sign and return the enclosed White proxy voting form. In addition, you may be able to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      If you have any questions or need additional information, please contact The Altman Group, Inc., the Fund's proxy solicitors, at 1200 Wall Street West, Lyndhurst, New Jersey 07071, or toll-free by telephone at 1-800-884-5101.

                                         By Order of the Board of Directors

                                         [add signature block]

                                                  John Millette
                                                  Secretary

Dated: [o], 2006

      Whether or not you expect to attend the Meeting, please sign the enclosed White Proxy Card and promptly return it to the Fund. We ask your cooperation in mailing in your White Proxy Card promptly, so that the Fund can avoid additional expenses of solicitation of proxies.

                           THE NEW GERMANY FUND, INC.
                                 345 Park Avenue
                            New York, New York 10154

                         Annual Meeting of Stockholders
                                    [o], 2006

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

      This Proxy Statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at [o], New York time, on [o], 2006 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE FUND. Despite the continued strong performance of your Fund (2005 total return of 18.94%, based on market value, and an annualized market value return of 27.38% from January 1 to March 31, 2006), a group of dissident hedge funds led by Phillip Goldstein and his hedge fund, Opportunity Partners L.P. (now calling themselves "Bulldog Investors"), along with hedge fund operators Karpus Investment Management and Laxey Partners Limited, have announced their intention to solicit proxies against the nominees of your Board of Directors and in favor of three proposals that, if not rejected by stockholders, could seriously jeopardize the viability of your Fund.

      Your Board strongly believes that the Board's nominees for re-election as Directors are far better qualified and meet the director qualification requirements in the Fund's Bylaws, which require experience in relevant business, investment, economic or political matters. The Board's nominees will better serve the interests of all stockholders. In contrast, the nominees supported by the dissident hedge funds are not qualified to serve as directors in accordance with the Fund's Bylaws. Accordingly, they may not be nominated or elected to serve as directors of the Fund.

      The Board of Directors strongly urges you to complete, sign, date and mail promptly the White Proxy Card accompanying this Proxy Statement. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year (as it has in past routine annual meetings) unless you complete, sign, date and mail promptly the proxy voting form it will send you. In addition, you may be able to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      If the accompanying White Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the White Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of three (3) directors of the Fund ("Directors") nominated by the Board (Proposal 1), FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the Fund (Proposal 2), AGAINST the advisory contract termination proposal (Proposal 3), AGAINST the bylaw proposal (Proposal 4), and AGAINST the open-ending proposal (Proposal 5). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person.

      If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the Investment Company Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. There is legal uncertainty about the operation of Section 12(d)(1) and about the Fund's right under federal and state law to invalidate votes cast by any person whose Fund shares are held in violation of law. The Fund is prepared, if necessary, to seek judicial resolution of the uncertainty in any particular case.

      The close of business on [o], 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had [o] shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of White Proxy Card will first be mailed to stockholders on or about [o], 2006.

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class III expires at the 2006 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Three Class III nominees are proposed in this Proxy Statement for election. The three Class III nominees, Dr. Franz Wilhelm Hopp, Mr. Ernst-Ulrich Matz and Dr. Frank Tromel, are the only persons nominated by your Board of Directors for election at this Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2009 and until his respective successor is elected and qualifies. The interests of the Fund and the stockholders are best served when its Directors have experience in matters relevant to the Fund's investment business. Accordingly, the Bylaws provide that a nominee must have Relevant Experience and Country Knowledge and must not have any Conflict of Interest. The relevant portions of the Fund's Bylaws describing these requirements are included as Annex B to this Proxy Statement. The Nominating Committee (excluding Dr. Tromel, who excused himself from its deliberations and vote) concluded that each of the three Class III nominees satisfies these requirements. An overview of the experience and current duties of each of the Board's nominees is therefore appropriate.

      Franz Wilhelm Hopp. Dr. Hopp served for many years as chief financial officer of a large German insurance company, ERGO, which is a member of the Allianz group of financial companies (owning Fireman's Fund Insurance Company in the United States). In that capacity, Dr. Hopp helped oversee over $100 billion in German and other investments. He is fluent in English and German. Having retired in 2004, Dr. Hopp sits on the supervisory boards of many prominent German companies in financial, real estate and environmental businesses.

      Ernest-Ulrich Matz. Mr. Matz was chief financial officer for over 20 years at a large German holding company (IWKA) diversified in automation, production and manufacturing technologies, such as assembly lines for the automotive industry, packaging machines and lines for the cosmetics, pharmaceuticals and food industries, and robotics. He is fluent in English and German. Having become a consultant after his retirement in 2000, Mr. Matz is a member of the supervisory boards of several German companies engaged in industrial technology.

      Frank Tromel. Dr. Tromel was chief executive officer for over 20 years of the large diversified German companies Delton AG and Altana AG. Following his retirement, Dr. Tromel has since 2000 been a member of the German Accounting Standards Board, which establishes accounting standards for German companies. He is fluent in English and German. He has been a director of the Fund since its inception in 1990, and serves on the Audit Committee of the Fund and of the European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and Central Europe and Russia Fund, Inc., both of which are part of the Fund's Complex.

YOUR BOARD STRONGLY BELIEVES THAT ITS NOMINEES ARE BETTER QUALIFIED, MEET THE DIRECTOR QUALIFICATION REQUIREMENTS IN THE FUND'S BYLAWS, AND WILL BETTER SERVE THE INTERESTS OF ALL STOCKHOLDERS. ACCORDINGLY, WE UNANIMOUSLY RECOMMEND A VOTE "FOR" EACH OF DR. HOPP, MR. MATZ, AND DR. TROMEL.

      As discussed above, Opportunity Partners and its hedge fund allies have announced their intention to solicit proxies against the nominees of your Board of Directors and for the purported nominees of Phillip Goldstein and Opportunity Partners. Although Opportunity Partners has not furnished complete information about the persons it has proposed for director, based on the information provided to date and on Mr. Goldstein's own admission, your Board's Nominating Committee determined that none of the persons Opportunity Partners intends to propose is qualified in accordance with the Fund's Bylaws to serve as a director of the Fund. Your Board believes that through their qualifications and experience, Dr. Hopp, Mr. Matz and Dr. Tromel will serve the interests of all stockholders better than the nominees of Opportunity Partners. The contribution of Opportunity Partners' nominees for director will not, in the opinion of the Board, in any way compare with the value the three Board nominees have contributed and will continue to contribute to the Fund as a result of their extensive background in German business and political affairs:

            o The Board nominees of the Fund provide distinct and ongoing resources for your Board of Directors, especially in the markets in which the Fund invests.

            o On the other hand, the business backgrounds of Opportunity Partners' potential nominees do not indicate any experience in the markets in which the Fund invests. We invite you to make your own comparison of the biographies of Opportunity Partners' nominees to our nominees when you receive Opportunity Partners' proxy statement.

      We believe that the agenda being pursued by Opportunity Partners and the hedge fund dissidents is to install a minority of directors who will continue to pressure the Fund to conduct a partial tender offer, open-end, or liquidate. Our reasons for believing those actions are not in the interests of Fund stockholders are discussed at Proposal 5.

      While the three dissident-supported candidates cannot become directors under the Fund's Bylaws, and the Fund will not treat votes for the individuals as "votes cast" for purposes of determining which individuals received a plurality of votes cast, we urge stockholders to vote FOR our nominees to send an important message.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of White Proxy Card to vote each White Proxy Card for the election of our three Class III nominees listed above. Each of our Class III nominees is currently a member of the Board of Directors. Each Class III nominee has indicated that he will continue to serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of White Proxy Card in accordance with their discretion. The Board of Directors has no reason to believe that any of the above nominees will be unable to continue to serve as a Director.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE BOARD'S THREE NOMINEES AS CLASS III DIRECTORS.

      Required Vote.  Provided a quorum has been  established,  the  affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions and broker non-votes will have no effect on the result of the vote.

INFORMATION REGARDING DIRECTORS AND OFFICERS

      The following tables show certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund and about all officers of the Fund. All Directors resident in the United States own Fund shares. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting. Each Director has served as a Director of the Fund for more than five years, many since the Fund's inception in 1990, except for Ambassador Burt and Mr. Walbrol, who for many years have been directors of other funds in the Fund Complex and were elected to the Board in 2004.

Nominees Proposed for Election:

--------------------------------------------------------------------------------------------------------------------------
                                 Class III Directors; Nominees for Term Expiring in 2009
                             (Term will Expire in 2006; Nominees for Term Expiring in 2009)
--------------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Portfolios
                                                                in Fund
                                                               Complex(2)
                                                                Overseen                                        Shares
                                                                  by                                           of Common
                                                                Director                                        Stock
                           Length                                 or                                         Beneficially
    Name,                    of            Principal            Nominee       Other Directorships Held         Owned at
Address(1) &   Position(s)  Time         Occupation(s)            for        by Director or Nominee for        March 31,
     Age       with Fund   Served    During Past Five Years     Director              Director                  2006(3)
--------------------------------------------------------------------------------------------------------------------------
                                               Non-Interested Directors
--------------------------------------------------------------------------------------------------------------------------
Dr. Franz      Director    Since    Former Member of the           1       Chairman of the Supervisory Board      None
Wilhelm                    1993     Boards of Management of                of Ideenkapital Media Finance
Hopp, 63                            ERGO Insurance Group AG,               (investments and finance).
                                    ERGO Europa                            Member of the Supervisory Boards
                                    Beteiligungs-gesellschaft              of Jenoptik, AG (environmental
                                    AG, and ERGO                           systems and other technologies);
                                    International AG                       TMW Immobilien AG (real estate);
                                    (insurance) (over five                 Oesterreichische Volksbanken
                                    years until 2004).                     (bank); KarstadtQuelle Bank GmbH;
                                    Former Member of the                   GFKL Financial Services AG; MEAG
                                    Boards of Management of                Munich ERGO
                                    VICTORIA Holding;                      Kapitalanlagegesellschaft mbH
                                    VICTORIA                               (asset management);
                                    Lebensversicherung AG                  Internationales
                                    (life insurance);                      Immobilieninstitut GmbH (real
                                    VICTORIA Versicherung AG               estate); TMW Real Estate Group
                                    (insurance); VICTORIA                  L.P.; and Victoria Volksbanken,
                                    International; VICTORIA                Oesterreich (bank).  Member of
                                    Ruckversicherung AG                    the Administrative Boards of
                                    (reinsurance) and D.A.S.               Frankfurter Volksbank (bank) and
                                    Versicherungs-AG.                      HSBC Trinkaus & Burkhardt
                                    (insurance).                           (bank). Member of the Advisory
                                                                           Boards of Dresdner Bank AG; EnBW
                                                                           Energie Baden-Wuerttemberg AG
                                                                           (energy); Falke Bank AG;
                                                                           Landeskreditbank Baden-Wuerttemberg;
                                                                           Millenium Entertainment Partners
                                                                           L.P. (real estate) and MPE Hotel,
                                                                           LLC (real estate).
--------------------------------------------------------------------------------------------------------------------------
Ernst-Ulrich   Director    Since    Consultant. Vice               1       Member of the District Advisory        None
Matz, 72                   1995     Chairman of the                        Board of Gerling-Konzern (until
                                    Supervisory Boards of                  2002); Chairman of the Rumanian
                                    Bopp & Reuther AG                      Group in the German East-West
                                    (valve, control,                       Trade Committee (until 2002);
                                    measurement and safety                 Member of the Advisory Council of
                                    technology) (1990-2001).               Herder GmbH & Co. KG (publishing);
                                    Chief Financial Officer                Member of the Supervisory Board
                                    and member of the Board                of Photon AG (laser engineering).
                                    of Directors of IWKA                   Member of the District Advisory
                                    Aktiengesellschaft                     Board of Deutsche Bank AG,
                                    (management holding                    Mannheim (until 1999).
                                    company - manufacturing
                                    and engineering)
                                    (1978-2000). Member of
                                    the Supervisory Boards
                                    of Ex-Cell-O AG (machine
                                    tool and system
                                    manufacturer) (1996-2001)
                                    and ARO SA (1978-2000)
                                    (resistance welding).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                 Class III Directors; Nominees for Term Expiring in 2009
                             (Term will Expire in 2006; Nominees for Term Expiring in 2009)
--------------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Portfolios
                                                                in Fund
                                                               Complex(2)
                                                                Overseen                                        Shares
                                                                  by                                           of Common
                                                                Director                                        Stock
                           Length                                 or                                         Beneficially
    Name,                    of            Principal            Nominee       Other Directorships Held         Owned at
Address(1) &   Position(s)  Time         Occupation(s)            for        by Director or Nominee for        March 31,
     Age       with Fund   Served    During Past Five Years     Director              Director                  2006(3)
--------------------------------------------------------------------------------------------------------------------------
                                                Non-Interested Directors
--------------------------------------------------------------------------------------------------------------------------
Dr. Frank      Director    Since    Deputy Chairman of the         3       Director of The Central Europe         None
Tromel,                    1990     Supervisory Board of                   and Russia Fund, Inc. (since
70(5)                               DELTON AG (strategic                   2005) and The European Equity
                                    management holding                     Fund, Inc. (formerly The Germany
                                    company operation in the               Fund, Inc.) (since 2005).
                                    pharmaceutical, household
                                    products, logistics and
                                    power supply sectors)
                                    (since 2000). Member
                                    (since 2000) and
                                    Vice-President (since
                                    2002) of the German
                                    Accounting Standards
                                    Board; Chairman of the
                                    Board of Managing Directors
                                    of DELTON AG (1990-1999);
                                    Chairman of the Board of
                                    Managing Directors of
                                    ALTANA AG (management
                                    holding company for the
                                    pharmaceutical and chemical
                                    operations) (1987-1990)
                                    and Member of the Board
                                    (1977-1987).
--------------------------------------------------------------------------------------------------------------------------

Directors whose terms will continue:

--------------------------------------------------------------------------------------------------------------------------
                                                    Class I Directors
                                                (Term will Expire in 2007)
--------------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Portfolios
                                                                in Fund
                                                               Complex(2)
                                                                Overseen                                        Shares
                                                                  by                                           of Common
                                                                Director                                        Stock
                           Length                                 or                                         Beneficially
    Name,                    of            Principal            Nominee       Other Directorships Held         Owned at
Address(1) &   Position(s)  Time         Occupation(s)            for        by Director or Nominee for        March 31,
     Age       with Fund   Served    During Past Five Years     Director              Director                  2006(3)
--------------------------------------------------------------------------------------------------------------------------
                                                 Non-Interested Directors
--------------------------------------------------------------------------------------------------------------------------
Ambassador     Director    Since    Chairman, Diligence LLC        3       Director of The Central Europe         962
Richard R.                 2004     (international                         and Russia Fund, Inc. (since
Burt, 59                            information collection                 2000) and The European Equity
                                    and risk-management firm)              Fund, Inc. (formerly The Germany
                                    (since 2002).  Chairman,               Fund, Inc.) (since 2000). Board
                                    IEP Advisors LLP                       Member, IGT, Inc. (gaming
                                    (information services                  technology) (since 1995).  Board
                                    firm) (1998- 2001).                    Member, HCL Technologies, Inc.
                                    Chairman of the Board,                 (information technology and
                                    Weirton Steel Corp.                    product engineering) (since
                                    (1996-2004).  Formerly,                1999).  Member, Textron Inc.
                                    Partner, McKinsey &                    International Advisory Council
                                    Company (consulting firm)              (aviation, automotive, industrial
                                    (1991-1994).  U.S.                     operations and finance) (since
                                    Ambassador to the Federal              1996).  Director, UBS family of
                                    Republic of Germany                    mutual funds (since 1995).
                                    (1985-1991).
--------------------------------------------------------------------------------------------------------------------------
Richard Karl   Director    Since    Consultant. Retired Vice       1       Independent Non-Executive             10,985
Goeltz, 63                 1990     Chairman and Chief                     Director of Aviva plc (financial
                                    Financial Officer of                   services); Director of Federal
                                    American Express Co.                   Home Loan Mortgage Corporation
                                    (financial services)                   (Freddie Mac) and The Warnaco
                                    (1996-2000).  Former                   Group, Inc. (apparel); Member of
                                    Chief Financial Officer                the Court of Governors and the
                                    of National Westminster                Council of the London School of
                                    Bank Plc (1992-1996).                  Economics and Political Science.
                                    Former Executive Vice
                                    President-Finance
                                    (1986-1991) and Vice
                                    President-Finance
                                    (1976-1986) of The
                                    Seagram Company Ltd.
--------------------------------------------------------------------------------------------------------------------------
Robert H.      Director    Since    President, Robert H.           91      Director of The European Equity       9,672
Wadsworth, 66              1992     Wadsworth Associates,                  Fund, Inc. (formerly The Germany
                                    Inc. (consulting firm)                 Fund, Inc.) (since 1986) and The
                                    (May 1983 to present).                 Central Europe and Russia Fund,
                                    Formerly, President and                Inc. (since 1990), as well as
                                    Trustee, Trust for                     other funds in the Fund Complex
                                    Investment Managers                    as indicated.(7)
                                    (registered investment
                                    companies) (April
                                    1999-June 2002).
                                    President, Investment
                                    Company Administration,
                                    L.L.C. (January
                                    1992(6)-July 2001).
                                    President, Treasurer and
                                    Director, First Fund
                                    Distributors, Inc.
                                    (mutual fund
                                    distribution) (June
                                    1990-January 2002).  Vice
                                    President, Professionally
                                    Managed Portfolios (May
                                    1991-January 2002) and
                                    Advisors Series Trust
                                    (registered investment
                                    companies) (October
                                    1996-January 2002).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    Class I Directors
                                                (Term will Expire in 2007)
--------------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Portfolios
                                                                in Fund
                                                               Complex(2)
                                                                Overseen                                        Shares
                                                                  by                                           of Common
                                                                Director                                        Stock
                           Length                                 or                                         Beneficially
    Name,                    of            Principal            Nominee       Other Directorships Held         Owned at
Address(1) &   Position(s)  Time         Occupation(s)            for        by Director or Nominee for        March 31,
     Age       with Fund   Served    During Past Five Years     Director              Director                  2006(3)
--------------------------------------------------------------------------------------------------------------------------
                                                  Interested Director(4)
--------------------------------------------------------------------------------------------------------------------------
Christian H.   Director    Since    Member of Supervisory          3      Director of The European Equity         None
Strenger, 62    and        1990     Board (since 1999) and                Fund, Inc. (formerly The Germany
                Chairman            formerly Managing                     Fund, Inc.) (since 1986) and The
                                    Director (1991-1999) of               Central Europe and Russia Fund,
                                    DWS Investment GmbH                   Inc. (since 1990).(2)   Member,
                                    (investment                           Supervisory Board, Fraport AG
                                    management), a                        (international airport business)
                                    subsidiary of Deutsche                and Hermes Focus Asset Management
                                    Bank AG.                              Europe Ltd. (asset management)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    Class II Directors
                                                (Term will Expire in 2007)
--------------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Portfolios
                                                                in Fund
                                                               Complex(2)
                                                                Overseen                                        Shares
                                                                  by                                           of Common
                                                                Director                                        Stock
                           Length                                 or                                         Beneficially
    Name,                    of            Principal            Nominee       Other Directorships Held         Owned at
Address(1) &   Position(s)  Time         Occupation(s)            for        by Director or Nominee for        March 31,
     Age       with Fund   Served    During Past Five Years     Director              Director                  2006(3)
--------------------------------------------------------------------------------------------------------------------------
                                                 Non-Interested Directors
--------------------------------------------------------------------------------------------------------------------------
John H.        Director    Since    Consultant (since              3       Director of The European Equity       4,537
Cannon, 64                 1990     2002). Vice President                  Fund, Inc. (formerly The Germany
                                    and Treasurer, Venator                 Fund, Inc.) (since 2004) and The
                                    Group/ Footlocker Inc.                 Central Europe and Russia Fund,
                                    (footwear retailer)                    Inc. (since 2004).(2)
                                    (1982-2001).
--------------------------------------------------------------------------------------------------------------------------
Werner         Director    Since    President and Chief            3       Director of The Central Europe         928
Walbrol, 68                2004     Executive Officer, The                 and Russia Fund, Inc. (since
                                    European American                      1990) and The European Equity
                                    Chamber of Commerce,                   Fund, Inc. (formerly The Germany
                                    Inc. (since 2004).                     Fund, Inc.) (since 1986).(2)
                                    Formerly, President and                Director, TUV Rheinland of North
                                    Chief Executive                        America, Inc. (independent
                                    Officer, The German                    testing and assessment
                                    American Chamber of                    services).   Director, The
                                    Commerce, Inc. (until                  German American Chamber of
                                    2003).                                 Commerce, Inc.  President and
                                                                           Director, German-American
                                                                           Partnership Program (student
                                                                           exchange programs). Director,
                                                                           AXA Art Insurance Corporation
                                                                           (fine art and collectible
                                                                           insurer).
--------------------------------------------------------------------------------------------------------------------------
Peter          Director    Since    Managing Director of           1       Chairman of the Supervisory            None
Zuhlsdorff,                1997     DIH Deutsche Industrie                 Board, Merck KGaA
65                                  Holding (holding                       (pharmaceuticals and chemicals)
                                    company) (since 1997);                 and Escada AG (fashion); Member
                                    Managing Director of                   of the Supervisory Board, GfK AG
                                    DSD Duales System                      (market research), Deutz AG
                                    Deutschland AG                         (heavy machinery and engines),
                                    (recycling) (since                     Kaisers Tengelmann AG (food and
                                    2004).  Managing                       specialty retailing) and TV
                                    Director of Tengelmann                 Loonland AG (entertainment
                                    Unternehmensgruppe                     distribution); Member of  the
                                    (food and specialty                    Advisory Board, Tengelmann
                                    retailing) (1998-2003).                Verwaltungs-und
                                    Managing Director of                   Beteiligungsgesellschaft GmbH
                                    Bewerbungskommitee                     (food and specialty retailing).
                                    Leipzig 2012 GmbH
                                    (olympic bid committee)
                                    (2004) and Managing
                                    Director of PZ
                                    Sportpark GmbH
                                    (1996-2003).
--------------------------------------------------------------------------------------------------------------------------
                                                Interested Director(4)
--------------------------------------------------------------------------------------------------------------------------
John Bult, 70  Director    Since    Chairman, PaineWebber          3       Director of The European Equity       2,830
                           1990     International (asset                   Fund, Inc. (formerly The Germany
                                    management) (since 1985).              Fund, Inc.) (since 1986) and
                                                                           The Central Europe and Russia
                                                                           Fund, Inc. (since 1990).(2)
                                                                           Director of The Greater China
                                                                           Fund, Inc. (closed-end fund).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              Executive Officers (8)
--------------------------------------------------------------------------------------------------------------------------------
                                       Term of                                                                        Shares
                                        Office                                                                      of Common
                                         and                                                                          Stock
                                        Length                                                                     Beneficially
                        Position(s)       of                                 Principal                                Owned at
 Name, Address(1) &        with          Time                              Occupation(s)                             March 31,
        Age                Fund         Served                         During Past Five Years                         2006(3)
--------------------------------------------------------------------------------------------------------------------------------
Paul H. Schubert, 43    Treasurer      Since      Managing Director, Deutsche Asset Management (since 2004).            None
                        and Chief      2004       Formerly, Executive Director, Head of Mutual Fund Services and
                        Financial                 Treasurer for UBS Family of Funds at UBS Global Asset
                        Officer                   Management (1994-2004); Vice President and Director of Mutual
                                                  Fund Finance at UBS Global Asset Management (1994-1998).
--------------------------------------------------------------------------------------------------------------------------------
John Millette, 43(9)    Secretary      Since      Director, Deutsche Asset Management (since 2002).                     None
                                       2006
--------------------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan       Assistant      Since      Director, Deutsche Asset Management (since 2002).  Formerly           None
D'Eramo, 49(9)          Treasurer      2003       Senior Vice President, Zurich Scudder Investments (2000-2002).
--------------------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger, 43    Chief          Since      Director, Deutsche Asset Management (since Sept. 2005);               None
                        Legal          2005       Counsel, Morrison and Foerster LLP (1999-2005).
                        Officer
--------------------------------------------------------------------------------------------------------------------------------
Philip Gallo, 43        Chief          Since      Managing Director, Deutsche Asset Management (2003-present).          None
                        Compliance     2004       Formerly, Co-Head of Goldman Sachs Asset Management Legal
                        Officer                   (1994-2003).
--------------------------------------------------------------------------------------------------------------------------------

(1) The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2) The Fund Complex includes the European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The Central Europe and Russia Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes 159 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3) All Directors and Executive Officers as a group (16 persons) owned 29,616 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(4) Indicates "Interested Person", as defined in the Investment Company Act. Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities L.L.C., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(5) Dr. Tromel's son has been employed since March 1, 2002 by an indirect subsidiary of Deutsche Bank AG.

(6) Inception date of the corporation which was the predecessor to the limited liability company.

(7) Mr. Wadsworth serves as a Director/Trustee of the following investment companies: DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund, DWS Technology Fund, DWS Balanced Fund, DWS U.S. Government Securities Fund, DWS Value Series Inc., DWS Variable Series II, and DWS Money Funds. Mr. Wadsworth also serves as a Trustee of the following closed-end investment companies: DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust. These funds are advised by Deutsche Investment Management Americas Inc., a wholly-owned subsidiary of Deutsche Bank AG.

(8) Each also serving as an officer of The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The Central Europe and Russia Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Messrs. Schubert, Millette and Gallo and Ms. D'Eramo and Ms. Metzger also serves as an officer of other Funds in the Fund Complex.

(9) Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank's deferred compensation plan.

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

----------------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range of
                                                                            Equity Securities in All Funds
                                    Dollar Range of Equity                  Overseen by Director or Nominee
 Name of Director or Nominee      Securities in the Fund (1)           in Family of Investment Companies (1),(2)
----------------------------------------------------------------------------------------------------------------
John Bult                              $10,001 - $50,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------
Ambassador Richard R. Burt             $10,001 - $50,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------
John H. Cannon                         $50,001 - $100,000                            Over $100,000
----------------------------------------------------------------------------------------------------------------
Richard Karl Goeltz                      Over $100,000                               Over $100,000
----------------------------------------------------------------------------------------------------------------
Dr. Franz Wilhelm Hopp                       None                                        None
----------------------------------------------------------------------------------------------------------------
Ernst-Ulrich Matz                            None                                        None
----------------------------------------------------------------------------------------------------------------
Christian H. Strenger                        None                                  $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------
Dr. Frank Tromel                             None                                        None
----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                      Over $100,000                               Over $100,000
----------------------------------------------------------------------------------------------------------------
Werner Walbrol                         $10,001 - $50,000                             Over $100,000
----------------------------------------------------------------------------------------------------------------
Peter Zuhlsdorff                             None                                        None
----------------------------------------------------------------------------------------------------------------

(1) Valuation date is March 31, 2006. Directors who are German residents would be subject to adverse German tax consequences if they owned shares of a fund organized outside of Germany, such as the Fund, that is not subject to German regulation or tax reporting.

(2) The Family of Investment Companies consists of the Fund, The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The Central Europe and Russia Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has five standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee"), a nominating committee (the "Nominating Committee") and a special committee on shareholder initiatives (the "Special Shareholder Initiatives Committee").

      The Audit Committee, comprising Messrs. Cannon, Tromel, Wadsworth and Walbrol, operates pursuant to a written charter. The Audit Committee's organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission ("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met six times during the fiscal year ended December 31, 2005.

      The Advisory Committee, comprising Messrs. Cannon, Goeltz, Matz, Tromel and Wadsworth, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH. The Advisory Committee met two times during the past fiscal year, in connection with the annual continuance of those agreements.

      The Executive Committee, comprising Messrs. Cannon, Goeltz, Strenger and Wadsworth, has the authority to act for the Board on all matters between meetings of the Board, subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

      The Special Shareholder Initiatives Committee, comprising Messrs. Bult, Burt, Cannon, Goeltz, Wadsworth and Walbrol, has the authority to act for the Board on all matters relating to stockholder initiatives. The Special Shareholder Initiatives Committee met seven times during the past fiscal year.

      The Nominating Committee comprises Messrs. Cannon, Goeltz, Tromel and Wadsworth. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any

Conflict of Interest, as those terms are defined in the Fund's Bylaws. The relevant portions of the Fund's Bylaws describing these requirements are included as Annex A. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

      The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter (set forth in Annex A) and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's Bylaws. The relevant portions describing these requirements are included as Annex B. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met two times during the past fiscal year.

      All members on each of the five committees of the Board are not "interested persons" as the term is defined in the Investment Company Act (except that Mr. Strenger, an interested person, is a member of the Executive Committee, and Mr. Bult, an interested person, is a member of the Special Shareholder Initiatives Committee).

      During the past fiscal year, the Board of Directors had five regular meetings. Each incumbent Director who served as a Director during the past fiscal year, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent that travel to the Annual Meeting of Stockholders is reasonable for that Director. Four Directors attended the 2005 Annual Meeting of Stockholders.

      To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at 345 Park Avenue NYC20-2799, New York, New York 10154 (c/o The New Germany Fund, Inc.), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

      The Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) or The Central Europe and Russia Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. No Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and no such Director receives more than the annual fee of two funds. Each of the Fund, The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) and The Central Europe and Russia Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 159 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended December 31, 2005, and (b) the total compensation from each fund in the Fund Complex that includes the Fund, for the 2005 fiscal year of each such fund, (i) for each Director who is not an interested person of the Fund, and (ii) for all such Directors as a group:

                                     Aggregate Compensation   Total Compensation
     Name of Director                      From Fund          From Fund Complex
     ----------------                ----------------------   ------------------
Ambassador Richard R. Burt                  $15,750               $195,280
John H. Cannon                              $19,750                $51,750

Richard Karl Goeltz                         $18,750                $18,750
Dr. Franz Wilhelm Hopp                      $12,000                $12,000
Ernst-Ulrich Matz                           $13,500                $13,500
Dr. Frank Tromel                            $11,750                $21,250
Robert H. Wadsworth                         $18,500               $227,510
Werner Walbrol                              $16,750                $56,250
Peter Zuhlsdorff                            $11,250                $11,250

Total                                      $138,000               $607,540

      No compensation is paid by the Fund to Directors who are interested persons of the Fund or of any entity of the Deutsche Bank Group or to officers.

Bylaw Litigation

      On June 6, 2005, an alleged stockholder of the Fund commenced litigation in Maryland state court against the Fund and its directors regarding purported nominees put forth by dissident stockholder Opportunity Partners, L.P. for election at the 2005 annual meeting of stockholders on June 21, 2005 and regarding the Fund's Bylaws. The complaint, purportedly a class action on behalf of all stockholders, alleges, among other things: that the directors breached their fiduciary duty and the Bylaws in taking the position in 2005 that the Fund's director qualification Bylaw applied to Opportunity Partners' purported nominees in 2005 and that they were not permitted to be nominated or elected to serve as Fund directors; that the director qualification and certain other provisions of the Fund's Bylaws are not valid; that even if those provisions are valid, the votes for Opportunity Partners' purported nominees must count as "votes cast" for purposes of determining whether the Board's nominees received a plurality of votes cast; that the Fund and the directors should be required to disclose how votes in favor of Opportunity Partners' purported nominees would be treated; and that the Fund and the directors did not have authority to disregard votes purportedly cast by persons whose shareholdings violated the Investment Company Act. The complaint seeks as relief, among other things, a declaration that the qualification Bylaw did not apply to Opportunity Partners' nominees in 2005 and/or is invalid. Although it solicited proxies for its purported nominees, Opportunity Partners did not attend the Fund's 2005 annual meeting of stockholders and did not cast votes represented by those proxies. On July 12, 2005, the Fund and its Directors removed the case to the United States District Court for the District of Maryland. On March 29, 2006, the court denied a motion filed by the Fund and its directors to dismiss the complaint before the discovery stage. In doing so, the court did not reach the merits. The matter will now proceed into discovery on the merits. The Board believes that the Bylaws are valid and the complaint is without merit.

       PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC"), an independent registered public accounting firm, as independent auditors for the Fund for the fiscal year ending December 31, 2006 A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the Investment Company Act) of the Fund, have ratified the appointment of PwC as the Fund's independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

      Neither our Charter nor Bylaws requires that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

      Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending December 31, 2006. For purposes of Proposal 2 abstentions will have no effect on the result of the vote.

INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT AUDITORS

      The following table shows fees paid to PwC by the Fund during the Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund's manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the "Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each board will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, the Fund's manager, the Fund's investment adviser and all Adviser Entities is compatible with maintaining PwC's independence.

                         Audit
                        Fees(1)   Audit Related Fees(2)       Tax Fees(3)        All Other Fees(4)
                        -------   ---------------------   -----------------      -----------------
                                             Adviser                Adviser               Adviser
     Fiscal Year         Fund       Fund    Entities       Fund    Entities      Fund    Entities
---------------------   -------     ----    --------      ------   --------      ----    --------
2005.................   $63,000      --     $268,900        --     $197,605       --        --

2004.................   $54,900      --     $431,907      $6,700      --          --        --

      (1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

      (2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

      (3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

      (4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

      Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Fund's investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. The Chair of the Audit Committee may approve or deny the request to engage the auditors to provide any fund services or fund-related services that are not listed on the pre-approved list if the cost associated with the request is $50,000 or less, or at the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund's operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee. The engagement of the auditors to provide certain services customarily required by the Fund in the ordinary course of its operations or by an Adviser Entity in the ordinary course of its operations is approved by the Audit Committee subject to pre-determined dollar limits. In all cases where an Adviser Entity engages the auditors to provide audit or non-audit services not relating to Fund operations or financial reporting, and the projected fees for such engagement exceed $25,000, the auditors will notify the Audit Committee not later than their next meeting.

      All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Adviser Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

                                            Aggregate
                 Fiscal Year              Non-Audit Fees
                 -----------              --------------
                    2005                     $302,240

                    2004                     $259,972

AUDIT COMMITTEE REPORT

      The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors; and 2) to prepare this report. Each Member of the Audit Committee is "independent," as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit
Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with Management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Fund's investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund's investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

      The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2005.

Submitted by the Audit Committee
of the Fund's Board of Directors

John H. Cannon
Frank Tromel
Robert H. Wadsworth
Werner Walbrol

INFORMATION ABOUT THE INVESTMENT MANAGER AND INVESTMENT ADVISER

Investment Manager and Investment Adviser

      The Fund's Investment Manager is Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"). Its Investment Adviser is Deutsche Asset Management International GmbH ("DeAMI" or the "Investment Adviser"). The Fund entered into a management agreement with DIMA's predecessor and an investment advisory agreement with DeAMI (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. The Fund's Board of Directors approved a transfer of the management agreement to DIMA on July 12, 2004, which became effective September 1, 2004 and did not involve any change in control or actual management of the investment manager. Both agreements continue in effect for successive twelve-month periods from their initial term, but only if the agreements are approved for continuance annually by the Board in accordance with the requirements of the Investment Company Act. The Board of directors last voted to continue both the management agreement and the investment advisory agreement on July 17, 2005. Both agreements were last submitted to and approved by stockholders on June 21, 1991. Both agreements are terminable without penalty by vote of the Board or by a vote of the holders of a majority of the Fund's outstanding common stock, or by DIMA or DeAMI, as the case may be, at any time upon not less than sixty days' written notice to the other party. Since neither DIMA nor DeAMI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement.

      Pursuant to the management agreement (attached as Annex D), DIMA is the Fund's corporate manager and administrator and, subject to the supervision of the Board and pursuant to recommendations made by the investment adviser, determines which securities are suitable securities for the Fund's investment. DIMA (i) handles the Fund's relationships with its stockholders, including stockholder inquiries, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DIMA also provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by our custodian or transfer and dividend-paying agent. In addition, DIMA (i) determines and publishes the Fund's net asset value in accordance with its policy as adopted from time to time by the Board, (ii) establishes the Fund's operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid by the Fund to its stockholders, (iv) provides the Board with financial analyses and reports necessary for the Board to fulfill its fiduciary responsibilities, (v) maintains the Fund's books and records required under the Investment Company Act (other than those being maintained by the Fund's custodian and transfer and dividend-paying agent and registrar, as to which DIMA oversees such maintenance), (vi) prepares the Fund's United States federal, state and local income tax returns, (vii) prepares financial information for the Fund's proxy statements and quarterly and annual reports to stockholders and (viii) prepares the Fund's reports to the SEC. The Fund pays DIMA a management fee, computed weekly and payable monthly, at an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000, 0.55% of such assets in excess of $100,000,000, and 0.50% of such assets in excess of $500,000,000. During the fiscal year ended December 31, 2005, the Fund paid DIMA a management fee of $1,609,719. In addition, during that fiscal year the Fund paid an aggregate amount of $139,156 in brokerage commissions to Deutsche Bank AG or its affiliates, which constituted approximately 25% of the Fund's aggregate brokerage commissions of $559,796.

      Pursuant to the investment advisory agreement (attached as Annex C), DeAMI, in accordance with the Fund's investment objective, policies and restrictions, makes recommendations to the Fund's Manager with respect to our investments and, upon instructions given by the Manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. The Fund pays DeAMI an investment advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. During the fiscal year ended December 31, 2005, the Fund paid DeAMI an investment advisory fee of $786,099.

      Neither DIMA nor DeAMI is liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the management agreement or the investment advisory agreement, respectively, relates, except for any loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the management agreement or the investment advisory agreement, respectively, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act).

      Both the management agreement and the investment advisory agreement provide that DIMA and DeAMI, respectively, are responsible for all expenses of all employees and overhead incurred by them in connection with their duties under their respective agreements. DIMA pays all salaries and fees of the Fund's directors and officers who are "interested persons" under the Investment Company Act. An "interested person" is a director who is not independent under the specific requirements of the Investment Company Act. The Fund bears all of its own expenses.

      Both DIMA and DeAMI are wholly owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution. The corporate office of DIMA is located at 345 Park Avenue, New York, New York 10154. DIMA is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp., which in turn, is a wholly-owned subsidiary of Taunus Corporation. Taunus Corporation is a wholly-owned subsidiary of Deutsche Bank AG. The principal office of both Deutsche Bank Americas Holding Corp. and Taunus Corporation is located at 60 Wall Street, New York, New York 10005. The corporate office of Deutsche Bank AG is located at Taunuslage 12, D-60262, Frankfurt am Main, Germany.

      The following table shows the directors and officers for DIMA and their principal occupations. The principal address for all directors and officers of DIMA is 345 Park Avenue, New York, New York.

           Board Member / Officer              Officer Title(s)
           ----------------------              ----------------

           Axel Schwarzer(1)              President and Chief
                                          Executive Officer
           Michael Colon(1)               Chief Operating Officer
           Jennifer Birmingham            Chief Financial Officer and
                                          Treasurer
           A. Thomas Smith                Secretary and Chief Legal
                                          Officer
           Mark Cullen                    Executive Vice President
           Patrick Campion                Executive Vice President
           John Robbins                   Chief Compliance Officer
           Niral Kalaria                  Assistant Secretary
           John H. Kim                    Assistant Secretary

      (1) Messrs. Schwarzer and Colon also serve as Directors of DIMA.

      The principal office of DeAMI is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Germany. DeAMI is a wholly-owned subsidiary of DB Financial Services Holding GmbH, which is a wholly-owned subsidiary of DB Capital Markets (Deutschland) GmbH, which is a wholly-owned subsidiary of Deutsche Bank AG. The directors of DeAMI are Marcus Goering (whose principal occupation is Managing Director, Business Management), Peter Kerger (whose principal occupation is Managing Director and Head of Institutional Distribution) and George Schuh (whose principal occupation is Chief Investment Officer). The three directors share the management responsibilities of DeAMI. The other officers of DeAMI are: Stefan Axler (Controlling / Legal Entity), Karola Plumridge (Legal), Michael Bergman (Legal) and Ralf Ring (Compliance).

      Neither DIMA nor DeAMI acts as investment adviser with respect to any other fund having a similar investment objective.

Factors Considered in Continuance

      The Fund's directors unanimously approved the continuance of the management agreement between the Fund and DIMA and the investment advisory agreement between the Fund and DeAMI (together called the "Agreements") at a meeting held on July 17, 2005.

      In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager and Investment Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Agreements with management and with experienced counsel who are independent of the Manager and Investment Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with outside counsel at which no representatives of the Manager or Investment Adviser were present. In reaching their determination relating to continuance of the Agreements, the directors considered all factors they believed relevant, including the following:

      1.    information   comparing  the   performance  of  the  Fund  to  other
            investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment and administrative services rendered by the Manager and Investment Adviser;

      3. payments received by the Manager and Investment Adviser from all sources in respect of the Fund and all investment companies in the Deutsche/Scudder family of funds;

      4. the costs borne by, and profitability of, the Manager and Investment Adviser and their affiliates in providing services to the Fund and to all investment companies in the Deutsche/Scudder family of funds;

      5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

      7. the Manager's and Investment Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent, if any, to which the Manager and Investment Adviser benefit from soft dollar arrangements;

      8. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

      9. fall-out benefits which the Manager, the Investment Adviser and their affiliates receive from their relationships with the Fund;

      10.   the  professional   experience  and  qualifications  of  the  Fund's
            portfolio management team and other senior personnel of the Manager and Investment Adviser; and

      11.   the terms of the Agreements.

      The directors also considered their knowledge of the nature and quality of the services provided by the Manager and Investment Adviser to the Fund gained from their experience, where relevant, as directors of The European Equity Fund, Inc. (formerly known as The Germany Fund, Inc.), The Central Europe and Russia Fund, Inc. and other Deutsche/Scudder funds, their confidence in the Manager's and Investment Adviser's integrity and competence gained from that experience and the Manager's and Investment Adviser's responsiveness to concerns raised by them in the past, including the Manager's and Investment Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

      In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

      The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, and between the Fund and the Investment Adviser, as provided in the Investment Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

      The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the Agreements (including their determinations that the Manager and Investment Adviser should continue in those roles for the Fund, and that the fees payable to the Manager pursuant to the Agreements are appropriate) were separately discussed by the directors.

      Nature, extent and quality of services provided by the Manager and Investment Adviser

      The directors noted that, under the Management Agreement, the Manager acts as the corporate manager and administrator of the Fund and, subject to the supervision of the Fund's Board of Directors and pursuant to recommendations made by the Investment Adviser, determines suitable securities for investment by the Fund. Under the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. Under the Management Agreement, the Manager also handles the Fund's relationships with stockholders, is responsible for compliance with regulatory and New York Stock Exchange listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors with relevant reports, prepares the Fund's tax returns and SEC and stockholder reports, calculates dividends and net asset value, oversees payment of Fund expenses and maintains books and records. The Manager also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. The Manager pays all of the compensation of directors and officers of the Fund who are interested persons of the Manager.

      The directors considered the scope and quality of services provided by the Manager and Investment Adviser under the Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and Investment Adviser and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Agreements.

      Costs of Services Provided and Profitability to the Manager and Investment Adviser

      At the request of the directors, the Manager provided information concerning profitability of the Manager's and Investment Adviser's respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with the Manager assumptions and methods of allocation used by the Manager and Investment Adviser in preparing fund specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as the Manager and Investment Adviser where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank Group.

      The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on the Manager's and Investment Adviser's expenses, including any affiliated brokerage commissions.

      The directors noted that during 2003 the Manager and Investment Adviser revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and formalized this change in their policies in 2004. The Manager and Investment Adviser may continue to allocate brokerage to receive research generated by executing brokers and to receive other information servicies. The directors also noted that in 2004 the Manager and Investment Adviser revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche/Scudder funds. The directors recognized that the Manager and Investment Adviser should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that the Manager's and Investment Adviser's levels of profitability from its relationship with the Fund were not excessive.

      Investment Results

      In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other European Closed End Funds compiled by Lipper, plus three other equity oriented closed end country funds managed by affiliates of the Manager and Investment Adviser (a total of 12 funds, including the Fund). The directors also reviewed information showing performance of the Fund's benchmark index, currently the Germany Midcap Market index of 80 stocks.

      The comparative information showed that the Fund ranked in the top third for the one year period ended March 31, 2005, the middle third for the three-year period and the bottom third for the five- and ten-year periods. Because of its mid cap focus, the Fund's absolute performance in 2000-2002, following collapse of the mid-cap market, was negative, but in line with its benchmark. The Fund's results were significantly positive in absolute terms, and exceeded its benchmark in 2003 and 2004. The Fund exceeded its benchmark, often substantially, in all but two of the other years in the 10 years ended 2004. It also exceeded its benchmark in the first quarters of 2005. Taking into account these comparisons and the other factors considered, including the recent excellent performance, the directors concluded that the Fund's investment results over time were satisfactory.

      Management and Investment Advisory Fees and Other Expenses

      The directors considered the management and investment advisory fee rates paid by the Fund to the Manager and Investment Adviser. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund's peer group consisted of the 12 closed-end country funds described above in "Investment Results." The information showed that the Fund's current effective management fee rate of 0.885% was the second lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager's provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

      The directors also noted that the Fund's expense ratio was the second lowest of the peer group. The Manager explained that this difference was principally the result of the Fund's relatively low management and investment advisory fee and its relatively large asset base. The directors concluded that the Fund's expense ratio was highly satisfactory.

      Economies of Scale

      The directors noted that the management fee and investment advisery schedules for the Fund do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager and Investment Adviser to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager and Investment Adviser as assets increase, largely because economies of scale are realized (if at all) by the Manager and Investment Adviser across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that he intends to present a proposal to stockholders for action at the Meeting. The proponent's name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request.

      RESOLVED:   The  investment  advisory  agreement  between  Deutsche  Asset
Management International GmbH ("Deutsche") and The New Germany Fund, Inc. ("Fund") shall be terminated.

STOCKHOLDER'S SUPPORTING STATEMENT

            You may become more wealthy if you vote FOR this shareholder proposal. For many years the Fund has sold at a persistent, large discount to its net asset value ("NAV"). If the existing advisory agreement is terminated by this shareholder proposal, the Board may be forced to open-end, liquidate or hire a new, more shareholder-friendly advisor. If the Fund is open-ended or liquidated all shareholders will benefit because the discount will go away. For example, if you owned 1,000 shares of the Fund on November 1, 2005, your Fund shares would have been worth approximately $11,280 (the "NAV") if the Fund opened or liquidated on that date, but only $9,790 (the "discounted value") if the Fund remained a closed-end fund. Deutsche, its affiliates, and the Board benefit from keeping shareholder assets under management, in the closed-end format, so they can continue to extract various large fees and expenses described below, which is one of the reasons the Fund sells for a discount to NAV.
      If the Fund is open-ended or liquidated shareholders get richer by receiving the larger number (the NAV), while Deutsche, its affiliates and the 11 hand-picked Directors may lose their large fees and expenses. If the Fund is open-ended may shareholders will exit which proves that the Board is keeping shareholders in the closed-end format against the best interests of shareholders.

            Deutsche  and  its  direct  affiliates   received  management  fees,
      investment advisory fees, and brokerage fees from the Fund totaling $1,224,677 for the first six months of 2005. Directors received $91,828 in fees and expenses during the same six months. Unfortunately for stockholders, the Board consists of 11 hand-picked Directors who may be beholden to Deutsche for their jobs as Directors and they have done nothing to address the discounted value of Fund shares. Directors may be ignoring their fiduciary responsibilities to shareholders in favor of their own interests. Under the Investment Company Act of 1940, this shareholder proposal, to terminate the investment advisory agreement, is the only type of shareholder proposal that the Board cannot legally ignore. They have ignored and vigorously thwarted all previous pressure from shareholders over the past few years (read the SEC filings for proof).

            Deutsche and its affiliates are the main impediment to open-ending or liquidation because their various large fees will disappear if shareholders can receive NAV by exiting. Over twenty-five similar closed-end funds have opened or liquidate over the past few years, but it takes smart shareholders who want greater wealth, who vote FOR shareholder proposals. No shareholder needs this German closed-end fund with high fees paid to Deutsche. Shareholders are better off getting NAV and putting their money in low-cost, better performing alternatives. Morningstar give the Fund only two stars out of five, demonstrably below average.

            Your vote FOR terminating the Investment Advisory Agreement is a vote for getting NAV and thereby increasing the value of your shares.

      For the reasons discussed below, your Board of Directors unanimously opposes Proposal 3 and strongly urges all stockholders to vote AGAINST the proposal on the White Proxy Card. Please read carefully the discussion below.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      Your Board of Directors believes that this proposal is misleading. The "main impediment" to open-ending the Fund is not its investment adviser. That decision rests entirely with your independent Directors, subject to approval by stockholders owning a majority of the outstanding shares. By law, your independent Directors must apply their business judgment to look solely after your interests as stockholders. Your Directors believe the Fund is most effectively continued in its original, closed-end format. It is improper to suggest the investment adviser controls the decision. We urge you to keep this important fact in mind in considering our reasons for voting against the proposal below.

      Wrong  Means  to  the  Wrong  End.  This  proposal   wrongly  states  that
terminating the investment adviser will lead to open-ending the Fund. It will not do that, but it could harm your investment. Here are the facts.

      If approved by stockholders, this proposal would directly terminate the investment advisory agreement with your Fund's investment adviser. If the investment advisory agreement were terminated, there would be no one to manage the Fund. Even if only for a short period of time, this would disrupt the Fund's ability to actively manage its investments. A new adviser would have to be hired and may have a different investment approach. The Fund would incur expenses because under the Investment Company Act, a new agreement would require another stockholder approval.

      Furthermore, open-ending the Fund could frustrate its basic investment objective. Open-end funds often must make involuntary portfolio sales to meet redemption requests. Not having to worry about raising cash on a moment's notice allows the Fund's manager to keep the Fund fully invested and search out the medium- and smaller-sized German companies that are the Fund's mandate. Your Fund is currently over 80% invested in small- and mid-cap companies. This portion of the portfolio is less liquid than securities with larger capitalizations; consequently, divesting quickly the holdings of your Fund will likely depress prices. The Fund's current closed-end format gives stockholders their liquidity through the ability to sell their shares on the NYSE rather than through redemptions, and is better suited to investing in less liquid markets. The Fund can invest for the long term and not worry about raising short-term cash to meet redemptions. The Fund's total return in 2005 was 13.68% based on net asset value (NAV) and 18.94% based on market price. In 2004, total return was 24.44% based on NAV and 30.50% based on market price. Performance in 2006 has been even more impressive: For the first quarter of 2006 (at March 31), the Fund's market price return was 26.26% (105.04% annualized) and NAV return was 27.38% (109.52% annualized).

      The person behind this proposal is seeking to make use of a stockholder right under the Investment Company Act - the right to terminate an investment advisory agreement - to achieve the completely unrelated goal of open-ending your Fund for short-term gain at the expense of remaining stockholders.

      The proposal is the wrong means to the wrong end. It will not cause open-ending, but it could disrupt your Fund's investment program.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      Required Vote. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the Investment Company Act, means the vote of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions and broker non-votes will have the same effect as votes against the proposal.

                        PROPOSAL 4: STOCKHOLDER PROPOSAL

      The Fund has received a notice from Opportunity Partners, L.P. (the "proponent") that it intends to submit a proposal to stockholders for action at the Meeting proposing that "Notwithstanding any provision of the Fund's bylaws to the contrary, at any meeting of shareholders (1) any beneficial or registered shareholder of the Fund shall be entitled to make nominations for the board of directors and (2) the shareholders may vote for and elect as directors any persons so nominated." The proponent's address and the number of Fund shares beneficially owned by it are set forth under "Security Ownership of Certain Beneficial Owners." The proponent owns one share of record.

      For the reasons set forth below, your Board unanimously opposes Proposal 4 and strongly urges all stockholders to vote "AGAINST" the proposal on the enclosed White Proxy Card. Please carefully read the discussion below.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

The Proponent's Agenda

      Although the proposal is phrased in general terms, the proponent has stated that the intent of the proposal is to nullify the Fund's director qualification bylaw, which requires a nominee for election to the Board of Directors to have, at the time of his or her nomination, senior level experience in business, economic, or political affairs relevant to the Fund's German investment focus. Many country-specific funds have bylaws that require directors to meet qualification requirements.

      Opportunity Partners and its principal, Phillip Goldstein, believe that eliminating the director qualification bylaw will make it easier for them and other stockholders who have little regard for the long-term success of the Fund to elect candidates who support their narrow agenda of forcing the Fund to open-end or liquidate. In connection with last year's Annual Meeting of Stockholders, Opportunity Partners tried to nominate a slate of such candidates for election. Opportunity Partners' candidates did not meet the bylaw qualifications, and so legally they could not be elected as directors. Nevertheless, Opportunity Partners solicited proxies in support of its candidates, although it ultimately boycotted the 2005 Annual Meeting and did not vote the proxies it obtained.

      This year, Opportunity Partners has again purported to nominate three candidates for election as directors of the Fund, and again these candidates are not qualified to become directors under the Fund's bylaw. Because Opportunity Partners believes that it may continue to have difficulty identifying candidates who both qualify and support its agenda, Opportunity Partners is pursuing this proposal. For further discussion about the election of directors, including discussion of the Board's nominees, Opportunity Partners' purported candidates and pending litigation about the director qualification bylaw, see "Proposal 1 - Election of Directors."

The Benefit of the Director Qualification Bylaw

      Since 1990, when the Fund was first organized, its practice has been to have directors with senior-level experience in matters relevant to investments in Germany - an important characteristic, given that those investments are the business of the Fund. Six years ago, in January 2000, the Fund's Board of Directors, in connection with formalizing various matters in its bylaws, adopted a bylaw that set forth certain specific requirements for directors to have experience in matters relevant to the German market. The director qualification bylaw is quite broad, permitting directors to have experience in a variety of positions -- such as American executives whose responsibilities include supervision of European business operations; directors of investment businesses that focus on investment in Germany; consultants, accountants or lawyers whose principal responsibility involves providing services involving European matters; or senior officials in various government positions of which Germany or the United States is a member. Hence, a large number of people are eligible to serve as directors. The director qualification bylaw serves important purpose of ensuring that the directors have experience related to the Fund's business. The bylaw and the policy that preceded it have served the Fund well. All of the Fund's 11 current directors have broad senior-level experience in German or European business, economic or government affairs.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

      Required vote. Provided that a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required to approve Proposal 4. For purposes of Proposal 4, abstentions will have no effect on the result of the vote. The timing and effect of this proposal, if adopted, is uncertain.

                        PROPOSAL 5: STOCKHOLDER PROPOSAL

      The Fund has received a notice from Opportunity Partners (the "proponent") that it intends to submit an additional proposal to stockholders for action at the Meeting. The proponent's address and the number of Fund shares beneficially owned by it are set forth under "Security Ownership of Certain Beneficial Owners." The proponent owns one share of record.

      RESOLVED: The shareholders request that the board of directors promptly take the steps necessary to open-end the Fund or otherwise enable shareholders to realize net asset value ("NAV") for their shares.

STOCKHOLDER'S SUPPORTING STATEMENT

            The Fund has traded at a discount to its NAV for a very long time. Open-ending will cause the shares to trade at NAV and thus eliminate the discount.

            In 2004, shareholders voted by a margin of 61-to-39 in favor of a proposal requesting that the board of directors promptly take the steps necessary to open-end the Fund or otherwise enable stockholders to realize NAV for their shares. The board said that vote was not enough to convince them to open-end the Fund. In 2005 shareholders again supported a similar proposal by an even larger margin, this time by 71-to-29 but the directors again refused to bend. If we keep sending similar messages that we want to open-end the Fund, perhaps the board will eventually pay attention to us.

            Like the brutal regime that erected the infamous Berlin Wall to keep East Germans from escaping to a free and prosperous West Germany, our Fund's board of directors has thus far kept us trapped in a closed-end fund against our wishes. Of course, as you know, after more than 28 years, Communist East Germany finally opened its borders to the West in 1989, including the Berlin Wall. The first woman who stepped to freedom said, "I am no longer a prisoner." We are hopeful that it won't take twenty-eight years before the board of directors listens to us and open-ends our Fund. Then we too can say, "We are no longer prisoners of the discount."

            If you do not want to remain a prisoner of the discount forever, please vote for this proposal.

      For the reasons set forth below, your Board unanimously opposes Proposal 5 and strongly urges all stockholders to vote "AGAINST" the proposal on the enclosed White Proxy Card. Please carefully read the discussion below.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      Background

      The language of the stockholder proposal is vague and without sufficient detail, but at its core, it appears to threaten the Fund's existing closed-end structure, which your Board of Directors believes is essential to its investment program. The Fund's total return in 2005 was 13.68% based on net asset value
(NAV) and 18.94% based on market price. In 2004, total return was 24.44% based on NAV and 30.50% based on market price. Performance in 2006 has been even more impressive: For the first quarter of 2006 (at March 31), the Fund's market price return was 26.26% (105.04% annualized) and NAV return was 27.38% (109.52% annualized).

      Shares of closed-end funds, such as the Fund, trade on the New York Stock Exchange like those of any other listed company. Market forces and perceptions of the Fund's prospects drive price movements. The market price of the Fund's shares is often lower than the value of the Fund's portfolio, which is called its net asset value, just as the market value of an industrial company's stock could be below the book value of its assets.

      In  contrast,  traditional  open-end  mutual funds do not trade on a stock exchange. Instead, stockholder liquidity is achieved by the fund's standing ready to buy back shares each day at NAV, called redemptions. Because daily NAV redemptions are required by law for open-end funds, they must maintain liquidity reserves. This is usually accomplished by limiting their primary investments to securities with an active trading market, which constrains investment flexibility. Also, open-end funds generally hold higher cash reserves in order meet their requirement to buy back shares. This uninvested cash is a drag on investment returns.

      In 2004 an open-ending proposal received favorable votes from the holders of only 27% of the outstanding shares, while the holders of nearly 56% of the Fund's outstanding shares did not even vote on the proposal, and 17% voted against it. In 2005, the open-ending proposal received favorable votes from the holders of 14% of shares outstanding, 18% voted against it, and 68% did not even vote. Other shares represented by proxies that the proponent withheld may or may not have voted for the proposal, but were not present at the meeting because the proponent intentionally did not attend and did not submit them.

      Advantages of Closed-End Structure

      The Board of Directors reaffirms to the Fund's stockholders its commitment to the Fund's current structure of being a non-diversified closed-end management investment company that seeks capital appreciation primarily though investment in small-and mid-cap German companies, which have limited liquidity.

      Not having to worry about raising cash on a moment's notice to buy back shares allows the Fund's manager to keep the Fund fully invested and to search out the medium- and smaller-sized German companies that are the Fund's mandate. In contrast, open-end funds must be prepared to liquidate securities regardless of market conditions in order to satisfy stockholder redemption requests. Your Fund is especially well-suited to the closed-end format because of its investment focus on small or mid-cap German companies (the Fund has been over 80% invested in these small- and mid-cap German companies). Because your Fund's holdings are often thinly traded, divesting quickly these holdings would likely depress prices.

      The closed-end structure also allows managers to preserve their investment decisions during fluctuating markets. Due to the lack of mandatory redemptions, the manager can stay focused on long-term goals rather than being forced to respond to large sentiment swings. Money tends to come into open-end funds during periods of good market performance and out of the same funds during market lows. This forces managers in open-end funds to buy at high prices when new money comes in and sell at low prices to cover redemptions during market bottoms. The closed-end format protects managers from this pressure to focus trading in a poorly timed fashion. As noted above, your Fund has had excellent returns.

      Discounts Are Widely Prevalent in the Closed-End Structure

      Your Board of Directors recognizes that the Fund's shares have traded at a discount to their net asset value, although that discount has decreased in recent periods. Your Board believes there may be some misunderstandings about the market discount of your Fund and other closed-end funds.

      The discount is a function of the NAV and market price, each of which may be influenced by different factors. There is debate whether the discount is the cause of market price movements or is merely the effect. The discount is considered by many to be the result of market supply and demand factors for shares, although it is uncertain whether the dominant factors are fund-specific, such as performance, or external, such as U.S. market sentiment towards foreign investing. If, as we believe to be the case, the discount is the effect and not the cause, there is no action that will have a long-term effect on the discount other than liquidation or open-ending (which in the absence of a distribution system and robust buying interest is equivalent to a slow-motion liquidation).

      In any event, stockholders experience gain or loss based only on market price changes in the Fund's shares and dividends on Fund shares. There are no widely accepted economic theories for explaining the discount phenomenon. However, the discount does not represent some kind of value that the board has a duty to distribute to stockholders. That value can be obtained only if the Fund is liquidated and the opportunity for future investment gain is foregone.

      Recognizing that some stockholders nevertheless are troubled when the discount appears to be "too high," your Board of Directors has for a number of years conducted a share repurchase program to purchase shares at a discount to NAV, which increases NAV per share. This repurchase program continues, along with efforts to increase market awareness of your Fund.

      Tender  Offers,   Aggressive  Stock  Buybacks  and  Open-Ending  Are  Like
Liquidation

      A tender offer reduces the discount only during the period of the tender offer. Repeated tender offers will ultimately cause liquidation. With each tender offer the fund becomes smaller and harder to manage and continued fixed costs cause its expense ratio to become larger. At some point complete liquidation becomes inevitable. The larger the periodic tender offers, the stronger the effect of reducing the discount but the sooner the Fund shrinks to the liquidation point.

      Open market purchases also have no long-term effect on the discount. After prolonged aggressive buybacks, the fund will be at the same liquidation point as after tender offers.

      Although open-ending the Fund will by definition eliminate its discount, doing so brings the investment flexibility limitations described above. Furthermore, without a demonstrable demand by new U.S. investors to buy shares, the redemption process will over time - possibly in a very short time - cause the same shrinkage of the Fund to the liquidation point caused by periodic tender offers and aggressive buybacks.

      Long-Term Interest vs. Short-Term Interests

      Long-term investors in your Fund have in recent years done better than short-term investors. A short-term stockholder in a hypothetical liquidation of the Fund on January 1, 2003 would have made a modest one-time gain equal to the discount ($0.98, assuming no expenses). If the stockholder reinvested those proceeds in the S&P500 index, the stockholder would have seen a total return of 42% at March 31, 2006. However, a long-term stockholder who instead held those shares would have benefited from a total appreciation of his or her investment of over 270% through stock price appreciation and dividends totaling $9.26 per share at March 31, 2006. Your Board believes that potential for superior long-term gain is what the majority of stockholders want.

         YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 5.

      Required Vote. Provided that a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required to approve Proposal 5. For purposes of Proposal 5, abstentions will have no effect on the result of the vote. Proposal 5 is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Directors. In considering whether or not to take action in response to the proposal, the Board of Directors will give the request set forth in the proposal such weight as it believes appropriate based on the voting of stockholders for the proposal and other relevant factors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of [o], 2006 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

      Name and Address            Amount and Nature            Percent of
    of Beneficial Owner        of Beneficial Ownership  Outstanding Common Stock
    -------------------        -----------------------  ------------------------
The Coalition for Shareholder         4,207,802                16.89%
Democracy(1)
c/o Opportunity Partners L.P.
60 Heritage Drive
Pleasantville, NY 10570

Wachovia Corp.(2)                     2,311,995                 9.39%
One Wachovia Center
Charlotte, NC  28288-0137

----------
(1) This information is based exclusively on information provided by such person on Schedule 13D filed with respect to the Fund on March 13, 2006. The reporting person is a group consisting of (a) Bulldog Investors,
      Phillip Goldstein, Andrew Dakos (2,092,472 shares, 8.42%), (b) Karpus Investment Management, Karpus Investment Management Profit Sharing Plan, Jo Ann Van Degriff, George W. Karpus, Dana R. Consler (1,438,030 shares, 5.97%) and (c) Laxey Partners Limited, Andrew Pegge and Colin Kingsnorth (672,300 shares, 2.70%). The Schedule 13D includes the following statement: "The 11 members of the [group] have not agreed to jointly take any specific measures to achieve the group's objective and they have no agreement to buy, sell, hold or vote their shares together. Any member of the [group] may take actions it deems to be consistent with the group's objective without the consent of any other members of the group. In addition, any member of the [group] may act in the best interests of its own clients regardless of whether such action is in the best interest of the [group]."

(2) This information is based exclusively on information provided by such entity on Schedule 13G filed with respect to the Fund on February 13, 2006.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Based on a review of reports filed by the Fund's directors and executive officers, the investment manager, officers and directors of the investment manager, affiliated persons of the investment manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2005 were timely.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed White Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2007 Annual Meeting, the proposals must be received at The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before [o], 2007.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2007 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between [o], 2007 and [o], 2007. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with The Altman Group, Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee not to exceed $120,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2005 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.newgermanyfund.com.

                                                John Millette
                                                Secretary

      Dated: [o], 2006

      Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed White Proxy Card and return it to the Fund in the enclosed envelope as soon as practicable.

      If you have questions or need additional information, please contact the Altman Group, the Fund's proxy solicitors, toll-free at 1-800-884-5101.

ANNEX A

                           THE NEW GERMANY FUND, INC.
                                  (the "Fund")

                          NOMINATING COMMITTEE CHARTER

                         (Adopted as of April 23, 2004)

      The Board of Directors (the "Board") of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

Statement of Purposes and Responsibilities

      The primary purposes and responsibilities of the Committee are:

      (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

      (ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund's annual proxy statement;

      (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors;

      (iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

      (v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund's By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

      (vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

      (vii) to make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

      (viii) to review with counsel, at least annually, each Director's affiliations and relationships for purposes of determining whether such Director is a person who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

      (ix) to assist management in the preparation of the disclosure in the Fund's annual proxy statement regarding the operations of the Committee; and

      (x) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

Organization and Governance

      The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      One or more members of the Committee may be designated by the Board as the Committee's chairperson or co-chairperson, as the case may be.

      The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund's By-laws.

Criteria for Director Nominees

      To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge, as defined in the Fund's By-laws, and must not have any Conflict of Interest, as defined in the Fund's By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:
      (i) the Fund's Directors, (ii) the Fund's officers, (iii) the Fund's investment manager, investment adviser or their affiliates, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

      The Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund's annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

ANNEX B

                           THE NEW GERMANY FUND, INC.
                               EXCERPTS OF BYLAWS

Article II

      Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
(a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of "Relevant Experience and Country Knowledge" in Article III,
Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a "Conflict of Interest" as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's stock ledgers and a current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

                  (3)  Notwithstanding  anything in this  subsection (a) of this
Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a stockholder's notice required by this
Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the

Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

            (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this
Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

            (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section
13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

                  (2) For purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

                  (3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Article III

      Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person's nomination by the Board of Directors, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and
(c) not be over 72 years of age; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person's prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person's services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

      "Relevant Experience and Country Knowledge" means experience in business, investment, economic or political matters of Germany or the United States through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

      (1) senior executive officer or partner of a financial or industrial business headquartered in Germany that has annual revenues of at least the equivalent of US $500 million,

      (2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of European business operations,

      (3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in Germany and that have at least the equivalent of US $250 million in combined total assets of their own,

      (4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of German companies or securities principally traded in Germany under discretionary management for others,

      (5) senior executive officer or partner (a) of a business consulting, accounting or law firm having at least 100 professionals and (b) whose principal responsibility involves or involved providing services involving European matters for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

      (6) senior official (including ambassador or minister) in the national government, a government agency or the central bank of Germany or the United States, in a major supranational agency or organization of which Germany or the United States is a member, or in a leading international trade organization relating to Germany or the United States, in each case in the area of finance, economics, trade or foreign relations, or

      (7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

      For  purposes of clauses  (1)-(5) of the  preceding  sentence  and clauses
      (1)-(2) of the next paragraph, the term "financial or industrial business" includes a financial or industrial business unit within a larger enterprise; the term "investment businesses or vehicles" includes an investment business unit or investment vehicle within a larger enterprise; the term "investment management business" includes an investment management business unit within a larger enterprise; and the term "investment vehicle" includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

      "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

      (1) current position as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of German companies or securities principally traded in German markets and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation,

      (2) current position as a director, officer, partner or employee of the sponsor or equivalent of an investment vehicle described in the previous point, or

      (3)   current  position  as  an  official  of  a  governmental  agency  or
            self-regulatory  body  having   responsibility  for  regulating  the
            Corporation or the markets in which it proposes to invest.

ANNEX C

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT  dated as of January 31,  1990,  between  The New Germany  Fund,
      Inc.,  a  Maryland  corporation   ("Fund"),   and  DB  Capital  Management
      International GmbH, a West German corporation ("CMI").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain CMI to render certain specified investment advisory services to the Fund; and

      WHEREAS, CMI is willing to render such services if and so long as a certain Management Agreement, dated as of January 31, 1990, between the Fund and Deutsche Bank Capital Corporation ("DBCC") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Investment Adviser. CMI, in accordance with the Fund's stated investment objectives, policies and limitations, will make recommendations with respect to the Fund's investments and, upon instructions given by DBCC as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

      2. Fees and Expenses.

      2.1 The Fund will pay CMI an annual advisory fee hereunder of 0.35% of the Fund's average weekly net assets to U.S. $100 million and 0.25% of such assets in excess of U.S. $100 million, computed by DBCC on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      2.2 CMI shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. The Fund will indemnify CMI for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) CMI incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

      2.3 Payments to CMI shall be made in U.S. Dollars to its account with Deutsche Bank AG, New York branch.

      3. Liability.

      3.1 Neither CMI nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that CMI shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act), or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      3.2 CMI does not assume responsibility for the acts or omissions of any other person.

      3.3 CMI shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock out or acts of domestic or foreign authorities).

      4. Services Not Exclusive. It is understood that the services of CMI are not deemed to be exclusive, and nothing in this Agreement shall prevent CMI or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of CMI desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by CMI to be equitable to such clients.

      5. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund at 31

West 52nd Street, New York, New York 10019, Attention: Secretary; and (2) to CMI at Taunusanlage 12, D 6000 Frankfurt am Main 1, Attention: Managing Director, Investment Policy Committee.

      6. Miscellaneous.

      6.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of the Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approva1 of the continuance of this Agreement shall be confirmed to CMI by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not 1ess than sixty days' prior written notice to CMI, or by CMI upon not less than sixty days' written notice to the Fund.

      This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Management Agreement dated as of January 31, 1990, between the Fund and DBCC.

      6.2 This Agreement shall be construed in accordance with the laws of the Federal Republic of Germany.

      6.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      6.4 If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      6.5 Nothing herein shall be construed as constituting CMI an agent of the Fund.

      6.6 CMI shall be entitled to rely on any notice or other communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE NEW GERMANY FUND, INC.

By: /s/ ROBERT GAMBEE
   -------------------------------
Name: Robert Gambee
Title: VP, Secy, Treasurer

DB CAPITAL MANAGEMENT
INTERNATIONAL GmbH

By: /s/ HANNES-JOERG BAUMANN
   -------------------------------
Name: Hannes-Joerg Baumann
Title: Deputy Managing Director

By: /s/ WILLIAM RONALD RICHARDS
   -------------------------------
Name:  William Ronald Richards
Title: Managing Director

ANNEX D

                              MANAGEMENT AGREEMENT

      AGREEMENT dated as of January 31, 1990, between The New Germany Fund, Inc., a Maryland corporation (the "Fund"), and Deutsche Bank Capital Corporation, a New York corporation ("Deutsche Bank Capital").

      WHEREAS, the Fund is a non diversified closed end management company registered under the Investment Company Act of Investment Company, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain Deutsche Bank Capital to render certain specified management services to the Fund; and

      WHEREAS, Deutsche Bank Capital is willing to render such services if and so long as the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and DB Capital Management International GmbH ("CMI") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Manager. Deutsche Bank Capital shall be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors of the Fund and pursuant to recommendations made by CMI, will determine suitable securities for investment by the Fund. It will handle the Fund's relationships with its shareholders including responding to shareholder inquiries relating to the Fund, be responsible for, arrange and monitor compliance with regulatory requirements and compliance with New York Stock Exchange listing requirements and negotiate contractual arrangements with third party service providers, including but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Capital will also provide office facilities and personnel adequate to perform these services, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend paying agent. Deutsche Bank Capital will also determine and publish the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establish the Fund's operating expense budgets and authorize the payment of actual operating expenses incurred; calculate the amount of dividends and distributions to be declared and paid to the Fund's shareholders; provide to the Board of Directors those financial analyses and reports necessary for the Board to fulfill their fiduciary responsibilities; maintain the books and records of the Fund required under Rule 31a 1 under the Investment Company Act (other than those being maintained by the Fund's custodians and transfer and dividend paying agent, as to which Deutsche Bank Capital will oversee such maintenance); prepare the Fund's U.S. Federal, state and local income tax returns; prepare financial information for the Fund's proxy statement quarterly and annual reports to shareholders; and prepare the Fund's reports to the Securities and Exchange Commission.

      2. Fees. The Fund will pay Deutsche Bank Capital an annual management fee hereunder of .65% of the Fund's average weekly net assets up to U.S. $100 million, .55% of such assets in excess of U.S. $100 million up to $500 million and .50% of such assets in excess of $500 million, computed in each case on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      3. Expenses. Deutsche Bank Capital shall bear all expenses of its employees and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the Investment Company Act) of Deutsche Bank Capital. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as defined in the Investment Company Act) of any other party; out of pocket travel expenses for all directors who are not interested persons (as defined in the Investment Company Act) of any other party and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's lega1 counsel and independent auditors; custodian, dividend paying and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

      4. Liability.

      4.1 Neither Deutsche Bank Capital nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except
(i) that Deutsche Bank Capital shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the Investment Company Act and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act) or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      4.2 Deutsche Bank Capital does not assume responsibility for the acts or omissions of any other person.

      5. Services Not Exclusive. It is understood that the services of Deutsche Bank Capital are not deemed to be exclusive, and nothing in this Agreement shall prevent Deutsche Bank Capital, or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Deutsche Bank Capital desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by Deutsche Bank Capital to be equitable to such clients.

      6. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Deutsche Bank Capital at 31 West 52nd Street, New York, New York 10019, Attention: Office of Funds Administration; and
(2) to the Fund at 31 West 52nd  Street,  New York,  New York 10019,  Attention:
Secretary.

      7. Miscellaneous.

      7.1 This Agreement is effective January 31, 1990, and shall continue in effect until the earlier of January 30, 1992 or the first annual meeting of Fund's stockholders after the effective date of the Fund's Registration Statement on Form N 2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to Deutsche Bank Capital by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to Deutsche Bank Capital, or by Deutsche Bank Capital upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate
(i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Investment Advisory Agreement, dated as of January 31, 1990, between the Fund and CMI.

      7.2 This Agreement shall be construed in accordance with the laws of the State of New York.

      7.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      7.4 If any provisions of this Agreement shall be held or made invalid in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      7.5 Nothing herein shall be construed as constituting Deutsche Bank Capital an agent of the Fund.

      7.6 Deutsche Bank Capital shall be entitled to rely on any notice or communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE NEW GERMANY FUND, INC.

By: /s/ ROBERT GAMBEE
   -----------------------------
Name: Robert Gambee
Title: VP, Secy, Treasurer

DEUTSCHE BANK CAPITAL
CORPORATION

By: /s/ CHRISTIAN H. STRENGER
   -----------------------------
Name:
Title: Managing Director

                                      PROXY
                           THE NEW GERMANY FUND, INC.
          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The New Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints John Millette, Patricia Rosch Carrington and Elisa Metzger, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at [o], New York time, on [o], 2006 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "For" each of the nominees for director, "For" Proposal 2 "Against" Proposal 3, "Against" Proposal 4, and "Against" Proposal 5, as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

  The Board of Directors unanimously recommends a vote "For" the nominees below

1.    For each of the nominees     Withhold Authority    For all nominees except
      for director listed          as to all listed      as marked to the
      below. |_|                   nominees. |_|         contrary below. |_|

        (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                             Dr. Franz Wilhelm Hopp
                                Ernst-Ulrich Matz
                                Dr. Frank Tromel

   The Board of Directors unanimously recommends a vote "For" Proposal 2 below

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2006.

                 For |_|           Against |_|            Abstain |_|

 The Board of Directors unanimously recommends a vote "Against" Proposal 3 below

3.    To   approve  a   proposal   that   shareholders   may  make   nominations
      notwithstanding the Fund's director qualification Bylaw.

                 For |_|           Against |_|            Abstain |_|

 The Board of Directors unanimously recommends a vote "Against" Proposal 4 below

4. To approve a stockholder proposal to terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

                 For |_|           Against |_|            Abstain |_|

 The Board of Directors unanimously recommends a vote "Against" Proposal 5 below

5. To approve a stockholder proposal to request that stockholders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable.

                 For |_|           Against |_|            Abstain |_|

6. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                          ______________________________________
                                                         Signature

                                          ______________________________________
                                                Signature, if held jointly

                                          ______________________________________
                                               Dated: _______________, 2006


                                      -2-